Exhibit 10.26


                      SUBORDINATION AND NOMINEE AGREEMENT


     This Subordination and Nominee Agreement (this "Agreement") is made as of the 21st day of February, 2003, by and between The William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust"), Boatright Family, L.L.C. ("Boatright"), B&M Limited, a Partnership ("B&M"), and McElmo Dome Nominee, LLC, a limited liability company ("Nominee").

     Whereas, The Beard Company (the "Company") has executed and delivered to William M. Beard and Lu Beard, as Trustees of the Unitrust that certain Promissory Note in the original principal amount of $3,000,000, dated as of October 3, 2002 (the "Unitrust Note"), evidencing, in part, a renewal and extension of indebtedness previously evidenced by that certain Promissory Note executed by the Company and payable to Unitrust, dated February 28, 2002 (the "Prior Unitrust Note"); and

     Whereas, the Unitrust, the Nominee, and certain purchasers (the "2002 Noteholders") of the Company's 10% Subordinated Notes (the "2002 Notes") due September 30, 2003 have previously entered into a Nominee Agreement dated May 16, 2002 (the "2002 Nominee Agreement") under which the Nominee has agreed to act as agent and nominee on behalf of Unitrust and the 2002 Noteholders under that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of May 16, 2002 (the "2002 Deed of Trust"), executed by the Company, covering certain properties owned by the Company and located in Montezuma County and Dolores County, Colorado (collectively, the "2002 Collateral") and securing payment of the Prior Unitrust Note and the 2002 Notes; and

     Whereas, under the 2002 Nominee Agreement, following the occurrence of certain events, the rights of the Unitrust and the 2002 Noteholders to proceeds of enforcement of the 2002 Deed of trust are pari passu, and any recovery under the 2002 Deed of Trust is to be allocated 1200/2843 to the 2002 Noteholders and 1643/2843 to the Unitrust; and

     Whereas, contemporaneously with the execution and delivery of this Agreement, and pursuant to a $600,000 Private Placement Memorandum dated January 21, 2003, B&M and Boatright have made loans to the Company in the amount of $50,000 and $550,000, respectively, and in connection therewith the Company has executed and delivered certain Promissory Notes in such amounts dated as of February 7, 2003 and February 21, 2003, respectively (collectively, the "2003 Notes"); and

     Whereas, to secure payment of the loans evidenced by the 2002 Notes, the 2003 Notes, and the Unitrust Note the Company has executed and delivered that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of February 21, 2003 (the "2003 Deed of Trust"), covering the 2002 Collateral and other properties described therein (the "2003 Collateral"), for the benefit of the Nominee under the terms of this Agreement; and

     Whereas, the Unitrust and the 2003 Noteholders , for themselves and for the benefit of the 2002 Noteholders, desire to enter into this Agreement to provide for the orderly enforcement of the rights of the 2002 Noteholders, the 2003 Noteholders, and the Unitrust (collectively, the "Noteholders") in the liens (the "Liens") created under the 2002 Deed of Trust and the 2003 Deed of Trust (collectively, the "Deeds of Trust") in the 2002 Collateral and the 2003 Collateral (collectively, the "Collateral") and to set forth the priority as among all Noteholders of all proceeds from the foreclosure, deed-in-lieu of foreclosure, or other sale or disposition of the Collateral or the rights of the Nominee under the Deeds of Trust, or of any other recovery resulting from or under the Deeds of Trust ("Proceeds") ; and

     Whereas, as a condition of making the loan to the Company, the 2003 Noteholders require that, with respect to the Proceeds, the 2003 Noteholders be entitled to the priority held by the Unitrust under the 2002 Nominee Agreement to the extent of the principal indebtedness held by the 2003 Noteholders, and interest thereon, and that the Unitrust's priority with respect to Proceeds be subordinated to the priority of the 2003 Noteholders; and

     Whereas, a portion of the proceeds from the sale of the 2003 Notes have been or will be used to pay down the Unitrust Note, and to facilitate such transaction the Unitrust has agreed to enter into this Agreement and to subordinate the Unitrust's priority with respect to Proceeds as provided herein.

     Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Unitrust and the 2003 Noteholders hereby designate and appoint Nominee as their agent to act on behalf of all Noteholders in holding the beneficial interest granted under the 2003 Deed of Trust, and in enforcing any and all rights of the beneficiary under the 2003 Deed of Trust as provided herein, and Nominee hereby accepts such designation and appointment and agrees to hold such interest and act with respect to such interest in accordance with the terms and conditions of this Agreement.

     For the considerations stated above, the Unitrust, the 2003 Noteholders, and Nominee hereby further agree as follows:

     1. 2002 Nominee Agreement. The Unitrust hereby waives any and all conditions precedent and other requirements (including, without limitation, the requirement that a Triggering Event, as defined in the 2002 Nominee Agreement, shall have occurred) and agrees that from and after the date of this Agreement, the 2002 Noteholders shall be deemed "Lienholders" under the under the 2002 Nominee Agreement and beneficiaries under the 2002 Deed of Trust.

     2. Nominee. Nominee shall act as the Noteholders' agent and shall hold title as nominee to the Liens and the Collateral for the benefit of all Noteholders.

     3. Enforcement of Deeds of Trust. Nominee shall not transfer, sell, pledge, hypothecate, encumber, or otherwise exercise any incident of ownership with respect to the Liens or the Collateral held by it as nominee, except as directed by the all Noteholders, except as follows:

          a. At all times prior to payment in full of the 2002 Notes, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the 2002 Noteholders holding a majority-in-interest of the 2002 Notes may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust. For purposes of this Agreement, the term "majority-in-interest" shall refer to the holders of the promissory notes evidencing greater than fifty percent (50%) of the principal amount of the then outstanding 2002 Notes.

          b. At all times following payment in full of the 2002 Notes, but prior to payment in full of the Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the Unitrust may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust.

     4. Disposition of Collateral. All Proceeds shall be applied as described in the attached Exhibit A, and as more fully described below, in the following order:

          a. First, to the expenses incurred in enforcement of the Deeds of Trust, the obligations secured thereby, and collection of such obligations;

          b. Second, to the 2002 Noteholders to the extent necessary to pay $438,223 in principal and interest accrued thereon under the 2002 Notes and to the 2003 Noteholders to the extent necessary to pay $600,000 in principal and interest accrued thereon under the 2003 Notes, with the rights of the 2002 Noteholders and the 2003 Noteholders to be pari passu, with such Proceeds to be allocated between the 2002 Noteholders and the 2003 Noteholders pro rata the principal amounts to be paid under this paragraph 4b. As among all 2002 Noteholders, the rights of each of the 2002 Noteholders with respect to Proceeds received under this Section 4b shall be pari passu and the 2002 Noteholders shall share in any such Proceeds pro rata the unpaid principal of the 2002 Notes. As among all 2003 Noteholders, the rights of each of the 2003 Noteholders with respect to Proceeds received under this Section 4b shall be pari passu and the 2003 Noteholders shall share in any such Proceeds pro rata the unpaid principal of the 2003 Notes;

          c. Third, to the 2002 Noteholders to the extent necessary to pay the $761,777 balance of the 2002 Notes and interest accrued thereon and to the Unitrust to the extent necessary to pay $1,043,000 in principal and interest accrued thereon under the Unitrust Note, with the rights of the 2002 Noteholders and the Unitrust to be pari passu, with such Proceeds to be allocated between the 2002 Noteholders and the Unitrust pro rata the principal amounts to be paid under this paragraph 4b. As among all 2002 Noteholders, the rights of each of the 2002 Noteholders with respect to Proceeds received under this Section 4b shall be pari passu and the 2002 Noteholders shall share in any such Proceeds pro rata the unpaid principal of the 2002 Notes; and

          d. Fourth, to the Unitrust to the extent necessary to pay the balance of the Unitrust Note and interest accrued thereon; and

          e. Fifth, as required by law and by the Deeds of Trust.

     5. Notice to Noteholders. The Nominee may, at any time, notify any Noteholder of the status of the obligations secured by the Deeds of Trust and the enforcement thereof, including any notice or instruction received by the Nominee by any Noteholder.

     6. Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

     7. Termination. This Agreement may not be terminated without the written consent of the Noteholders; provided, that following payment in full of the 2003 Notes, no such consent shall be required of the 2003 Noteholders, and following payment in full of the 2002 Notes, no such consent shall be required of the 2002 Noteholders. In the event of termination, Nominee agrees to take such action and execute such documents as the Noteholders shall request to cause the Liens or the Collateral to be conveyed to the Noteholders, or as otherwise directed by the Noteholders.

     8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

"UNITRUST"                 THE WILLIAM M. BEARD AND LU
                              BEARD 1988 CHARITABLE UNITRUST



                           By   WILLIAM BEARD
                                William Beard, Trustee





"NOMINEE"                  MCELMO  DOME  NOMINEE,  LLC,  an  Oklahoma
                              limited  liability company


                           By   WILLIAM BEARD
                                William Beard, Member

                           By   JAMES W. WALLIS
                                James W. Wallis, Member





"2003 NOTEHOLDERS"         BOATRIGHT  FAMILY  L.L.C.,   an  Oklahoma
                              limited   liability company



                           By   PETER BOATRIGHT
                                Peter Boatright, , Manager



                           B&M LIMITED, an Oklahoma general partnership



                           By   HERB MEE, JR.
                                Herb Mee, Jr., General Partner

                           By   WILLIAM BEARD
                                William Beard, General Partner

     ACKNOWLEDGED by The Beard Company this 21st day of February, 2003.


                                                HERB MEE
                                                Herb Mee, Jr., President


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)



STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by James W. Wallis, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by Herb Mee, Jr., general partner of B&M Limited, an Oklahoma general partnership, on behalf of the partnership.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)

STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by William Beard, general partner of B&M Limited, an Oklahoma general partnership, on behalf of the partnership.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this ______ day of ______________________, 2003, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.



                                        Notary Public
My Commission Expires:                  Commission No. ___________________

_____________________
                  (SEAL)